THE ADVISORS' INNER CIRCLE FUND

                       SIRACH STRATEGIC BALANCED PORTFOLIO

                        SUPPLEMENT DATED OCTOBER 14, 2004
        TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                               DATED MARCH 1, 2004


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

On August 10, 2004 the Board of Trustees of The Advisors' Inner Circle Fund approved certain changes to the Fund's investment strategy which are described in more detail below.

The following replaces the fourth, fifth and sixth sentences under the "What are the Fund's Principal Investment Strategies?" section of the Prospectus:

The fund will invest at least 25% of its total assets in U.S. Treasury securities.

With respect to the equity portion of the fund's assets, the adviser invests in equity securities using the same techniques and strategies as the Growth Portfolio, and invests in common stocks of companies that rank high on its proprietary ranking system.

The fourth paragraph, bullet points and accompanying text under "What are the Fund's Principal Investment Strategies?" are removed and replaced with the following:

With respect to the bond portion of the fund's assets, the adviser's fixed income management process consists of a laddered or spaced maturity of U.S. Treasury bonds with maturities ranging from two to ten years.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.